UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The information set forth herein under Item 8.01 below is incorporated by reference herein.

Item 8.01 Other Events.

On May 11, 2020, Callon issued a press release announcing that it has commenced a private exchange offer (the “Exchange Offer”) to certain eligible holders to exchange its outstanding 6.25% Senior Notes due 2023 (the “2023 Notes”), its 8.25% Senior Notes due 2025 (the “2025 Senior Notes,” together with the 2023 Notes, the “Carrizo Notes”), its 6.125% Senior Notes due 2024 (the “2024 Notes”) and its 6.375% Senior Notes due 2026 (the “2026 Notes,” together with the 2024 Notes, the “Callon Notes” and, together with the Carrizo Notes, the “Old Notes”), upon the terms and subject to the conditions set forth in the Company’s Offering Memorandum Confidential Offering Memorandum and Consent Solicitation Statement, dated May 11, 2020 (the “Offering Memorandum”), to exchange their Old Notes for up to $300,000,000 aggregate principal amount of newly issued 8.000% Second Lien Senior Secured Notes due 2025 (the “New Notes”). In conjunction with the Exchange Offer, the Company is soliciting consents from holders of each series of Old Notes (the “Consent Solicitations” and such consents, the “Consents”) to certain proposed amendments to the indentures governing each of the Old Notes (the “Old Notes Indentures”), to eliminate substantially all of the restrictive covenants and certain of the default provisions contained therein (the “Proposed Amendments”). The Company must receive Consents from holders representing a majority of the outstanding principal amount of each series of Old Notes to adopt the Proposed Amendments with respect to the applicable Old Notes Indenture.

A copy of the press release announcing the Exchange Offer and the Consent Solicitations is furnished as Exhibit 99.1 hereto and incorporated by reference herein. Additionally, certain information regarding the Company’s proved reserves as of March 31, 2020, set forth in the Offering Memorandum, are included on Exhibit 99.2 hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K is for informational purposes only and is not an offer to purchase, exchange or sell or a solicitation of an offer to purchase, exchange or sell any securities, nor shall there be any offer, solicitation, sale or, exchange of any securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

99.1	Press Release Announcing Exchange Offer and Consent Solicitations dated May 11, 2020.
99.2	Information regarding the Company.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 11, 2020	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer